UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/30/2016

This Form N-CSR/A amends the Form N-CSR of the registrant for the semi-annual reporting period ended November 30, 2016 filed with the Securities and Exchange Commission on January 31, 2017. The report to shareholders for the semi-annual period ended November 30, 2106, contained within this Form N-CSR/A as Item 1, has been restated due to an error in the amortization of income for certain Brazilian fixed income securities held by the registrant. The financial statements, including the statement of Investments, statement of assets and liabilities, statement of operations, statement of changes in net assets and the financial highlights as well as the resulting distribution sources information were restated to correct the misstatements of income and corresponding offsetting misstatements of unrealized appreciation/depreciation and/or realized gain/loss on investments. However, these errors did not affect the registrant’s net assets, net asset values per shares, total return or standardized yield performance calculations of any class of shares.

Item 1.  Reports to Stockholders.

Semiannual Report 11/30/2016

OppenheimerFunds®
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Oppenheimer Emerging Markets Local Debt Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Government Bond Index - Emerging Markets Global Diversified
6-Month	0.88%	-3.91%	0.22%
1-Year	7.14	2.05	5.52
5-Year	-0.73	-1.69	-1.94
Since Inception (6/30/10)	0.41	-0.35	0.18

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 0.88% during the reporting period. On a relative basis, the Fund outperformed the J.P. Morgan Government Bond Index- Emerging Markets Global Diversified (the “Index”), which returned 0.22%.

MARKET OVERVIEW

It was a volatile reporting period for fixed-income markets. Central Bank policy was a major focus throughout the reporting period, with statements and actions from the Federal Reserve (“the Fed”), Bank of Japan (“BoJ”), European Central Bank (“ECB”), and more, fueling movements in capital markets and government bond yields.

One of the most significant events during the period was the United Kingdom’s (“UK”) vote to leave the European Union (“EU”), a move commonly referred to as “Brexit”. Although the UK still has not initiated the formal process to leave the EU, the vote initially raised the level of uncertainty in global markets. Within days of the result, there were sharp moves across all markets. Perhaps the most significant movers were government bonds, where yields fell sharply, despite already being well below historical levels. Emerging market sovereign credit spreads and local rates rallied strongly with individual idiosyncratic issues having little contagion.

The Turkish coup in mid-July generated significant volatility in both rates and currency in that country. Currency rebounded strongly in August, only to begin to sharply sell off once again by the end of the third quarter of 2016.

The inauguration of a new president in Peru generated optimism amongst investors. He is seen as reform-minded toward development, and is believed likely to create pro-growth institutions and capital markets. In Brazil, the president was ousted after her post-impeachment trial, which was widely expected but put an end at least temporarily to political angst in Brazil. The Brazilian real gained nearly 2% in the third quarter of 2016, while long-term interest rates came down.

The continued political upheaval over the potential arrest of South Africa’s Finance Minister generated volatility in markets there, however the currency rallied over 9% during the third quarter of 2016.

Chinese growth slowed within expectations. The Chinese government introduced new macro prudential lending rules to attempt to reign in surging housing prices. Industrial production looked to have leveled off during

3 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

the quarter, while retail sales in China continued to grow at over 10% year-over-year.

To close the reporting period, emerging market debt experienced declines in November, driven by weak currency and rate performance on the back of the U.S. election, with Donald Trump being elected President.

FUND REVIEW

During the reporting period, the Fund’s outperformance was driven largely by Brazil and Russia. The Fund maintained an overweight position in Brazil versus the Index. The Fund’s exposure to both Brazilian credit and rates (government bonds) contributed positively to performance this reporting period. In Russia, the Fund’s foreign exchange (“FX”) positioning was additive to performance. The Fund’s underweight position in Turkey versus the Index also benefited relative performance. In that country, President Recep Erdogan put down an attempted military coup in July, resulting in significant volatility.

Detractors from performance during the reporting period included South Africa and Indonesia. Our underweight exposure to the South African rand detracted from performance. As mentioned earlier, the currency rallied during the reporting period. The Fund’s underperformance in Indonesian rates was the primary detractor from performance in that country, followed by FX.

STRATEGY & OUTLOOK

From a macroeconomic perspective, we have reassessed the medium-term outlook for emerging market assets in light of the Trump election. Given the multitude of uncertainties, most markets re-priced quickly. Emerging market currency was the most exposed asset class to a Trump win and we saw a swift correction anywhere from 1% to 10%. As more details surface regarding what we can expect in terms of fiscal and trade policies, we will analyze the impact. As could be expected, those countries with high current account deficits, low saving rates, high dollar debt and high trade with the U.S. adjusted the most, while countries with relatively closed economies, high saving rates and U.S. trade surpluses may be in a better position over the medium to long term. It is important to keep in mind that not all is negative. After all, U.S. policy action could potentially be good for commodities and might benefit many commodity-exporting countries. Many countries in Latin America appear to be close to the start of an easing cycle having tamed inflation, while we continue to expect further rate cuts in some Asian countries. Overall, we believe emerging market economies are in much better shape to withstand this current environment than even in 2008, supported by deeper financial markets, better policy frameworks with higher reserves and credit ratings, and a much larger share of the world’s GDP. We believe that this new environment in essence shifts the burden

4 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

more than ever to the selection of idiosyncratic stories, potentially making active management more important.

Hemant Baijal Portfolio Manager	Wim Vandenhoeck Portfolio Manager

5 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

Brazil	26.1%
Russia	12.4
Indonesia	10.8
South Africa	9.9
Mexico	9.8
Colombia	5.5
Peru	5.5
Poland	3.8
Turkey	3.4
Argentina	3.2

Portfolio holdings and allocation are subject to change. Percentages are as of November 30, 2016, and are based on total market value of investments.

PORTFOLIO ALLOCATION

Foreign Government Obligations	72.8%
Non-Convertible Corporate Bonds and Notes	24.2
Short-Term Notes	2.1
Investment Company
Oppenheimer Institutional Government Money Market Fund	0.9

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2016, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL

AAA	2.1%
AA	0.8
A	15.2
BBB	41.7
BB	30.9
B	2.8
Unrated	6.5
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of November 30, 2016, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Share Class Performance

AVERAGE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	0.88%	7.14%	-0.73%	0.41%
Class C (OEMCX)	6/30/10	0.65	6.50	-1.46	-0.32
Class I (OEMIX)	9/28/12	1.23	7.73	N/A	-3.24
Class R (OEMNX)	6/30/10	0.75	6.88	-0.99	0.16
Class Y (OEMYX)	6/30/10	1.18	7.62	-0.40	0.73

AVERAGE TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	-3.91%	2.05%	-1.69%	-0.35%
Class C (OEMCX)	6/30/10	-0.31	5.53	-1.46	-0.32
Class I (OEMIX)	9/28/12	1.23	7.73	N/A	-3.24
Class R (OEMNX)	6/30/10	0.75	6.88	-0.99	0.16
Class Y (OEMYX)	6/30/10	1.18	7.62	-0.40	0.73

STANDARDIZED YIELDS

For the 30 Days Ended 11/30/16

Class A	5.37%
Class C	4.89
Class I	6.09
Class R	5.42
Class Y	6.03

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 11/30/16 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class R, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

7 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

The Fund’s performance is compared to the performance of the J.P. Morgan Government Bond Index - Emerging Markets Global Diversified, a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Actual	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During 6 Months Ended November 30, 2016
Class A	$ 1,000.00	$ 1,008.80	$ 6.31
Class C	1,000.00	1,006.50	10.11
Class I	1,000.00	1,012.30	4.30
Class R	1,000.00	1,007.50	7.58
Class Y	1,000.00	1,011.80	4.80

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.80	6.35
Class C	1,000.00	1,015.04	10.15
Class I	1,000.00	1,020.81	4.32
Class R	1,000.00	1,017.55	7.61
Class Y	1,000.00	1,020.31	4.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2016 are as follows:

Class	Expense Ratios
Class A	1.25%
Class C	2.00
Class I	0.85
Class R	1.50
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS November 30, 2016 Unaudited

		Principal Amount	Value
Foreign Government Obligations—71.3%
Argentina—1.3%
Argentine Republic Sr. Unsec. Nts., 16%, 10/17/23	ARS	4,545,660	$277,937
Argentine Republic Unsec. Nts., 2.50%, 7/22/21[1]	ARS	8,400,000	593,533
			871,470

Brazil—21.6%
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/19	BRL	16,459,000	4,935,194
9.762%, 1/1/21	BRL	24,470,000	6,861,528
9.762%, 1/1/23	BRL	6,200,000	1,697,085
12.90%, 8/15/22	BRL	1,130,000	994,270
			14,488,077

Chile—0.8%
Republic of Chile Sr. Unsec. Bonds, 5.50%, 8/5/20	CLP	330,000,000	510,991

Colombia—4.6%
Republic of Colombia Sr. Unsec. Bonds:
Series B, 7.00%, 5/4/22	COP	1,880,000,000	619,018
Series B, 7.50%, 8/26/26	COP	2,510,000,000	832,245
Series B, 7.75%, 9/18/30	COP	900,000,000	299,212
Series B, 10.00%, 7/24/24	COP	2,221,000,000	844,485
Republic of Colombia Sr. Unsec. Nts., Series B, 7%, 9/11/19	COP	1,500,000,000	494,443
			3,089,403

Hungary—2.0%
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	110,000,000	455,951
Series 25/B, 5.50%, 6/24/25	HUF	233,000,000	923,590
			1,379,541

Indonesia—10.3%
Republic of Indonesia Treasury Bonds:
Series FR59, 7.00%, 5/15/27	IDR	22,000,000,000	1,510,755
Series FR61, 7.00%, 5/15/22	IDR	28,800,000,000	2,019,589
Series FR72, 8.25%, 5/15/36	IDR	27,230,000,000	2,023,133
Series FR73, 8.75%, 5/15/31	IDR	17,580,000,000	1,354,578
			6,908,055

Mexico—3.5%
United Mexican States Sr. Unsec. Bonds:
Series M, 8.00%, 12/7/23	MXN	3,580,000	182,225
Series M20, 8.50%, 5/31/29	MXN	16,030,000	844,508
Series M20, 10.00%, 12/5/24	MXN	18,800,000	1,068,756
Series M30, 8.50%, 11/18/38	MXN	5,540,000	293,750
			2,389,239

11 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Peru—4.7%
Republic of Peru Sr. Unsec. Bonds:
6.35%, 8/12/28[2]	PEN	5,505,000	$1,599,010
6.95%, 8/12/31[2]	PEN	710,000	214,708
7.84%, 8/12/20[2]	PEN	2,050,000	651,095
8.20%, 8/12/26[2]	PEN	2,125,000	709,667
			3,174,480

Poland—3.7%
Republic of Poland Unsec. Bonds, Series 0726, 2.50%, 7/25/26	PLN	5,060,000	1,091,959
Republic of Poland Unsec. Nts., Series 0721, 1.75%, 7/25/21	PLN	6,150,000	1,391,690
			2,483,649

Romania—1.3%
Romania Unsec. Bonds, 5.95%, 6/11/21	RON	1,370,000	370,690
Romania Unsec. Nts., 5.90%, 7/26/17	RON	2,000,000	487,429
			858,119

Russia—8.1%
Agency for Housing Mortgage Lending OJSC Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[2]	RUB	6,700,000	101,767
Russian Federation Unsec. Bonds, Series 6212, 7.05%, 1/19/28	RUB	17,000,000	234,951
Russian Federation Unsec. Nts.:
Series 6210, 6.80%, 12/11/19	RUB	122,600,000	1,821,879
Series 6216, 6.70%, 5/15/19	RUB	219,100,000	3,288,636
			5,447,233

South Africa—8.2%
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	30,250,000	2,016,022
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	4,400,000	297,428
Series 2030, 8.00%, 1/31/30	ZAR	15,000,000	951,031
Series 2037, 8.50%, 1/31/37	ZAR	15,600,000	985,604
Series R186, 10.50%, 12/21/26	ZAR	16,000,000	1,243,371
			5,493,456

Turkey—1.2%
Republic of Turkey Unsec. Nts.:
10.60%, 2/11/26	TRY	1,320,000	377,371
10.70%, 2/17/21	TRY	1,380,000	405,065
			782,436
Total Foreign Government Obligations (Cost $52,405,870)			47,876,149

Corporate Bonds and Notes—23.7%
Consumer Discretionary—1.2%
Media—1.2%
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[2]		$295,000	304,588

12 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value
Media (Continued)
Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21[2]		$440,000	$469,700
			774,288

Consumer Staples—2.3%
Beverages—2.0%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Nts., 7/24/17	BRL	$4,500,000	1,360,491

Food Products—0.3%
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[2]		230,000	216,200

Energy—5.0%
Oil, Gas & Consumable Fuels—5.0%
Cia General de Combustibles SA, 9.50% Sr. Unsec. Nts., 11/7/21[2]		370,000	374,163
Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[2]		545,000	572,348
Petrobras Global Finance BV:
8.375% Sr. Unsec. Nts., 5/23/21		320,000	344,000
8.75% Sr. Unsec. Nts., 5/23/26		250,000	268,875
Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	660,464
7.19% Sr. Unsec. Nts., 9/12/24[2]	MXN	8,000,000	330,232
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	718,372
Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[2]		100,000	92,500
			3,360,954

Financials—4.3%
Capital Markets—0.2%
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[2]	MXN	2,300,000	104,256

Commercial Banks—3.7%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[2]	TRY	3,595,000	995,550
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[2]		215,000	231,663
Corp Group Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[2]		400,000	377,628
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[2,3]		450,000	447,131
Turkiye Is Bankasi, 5.50% Sr. Unsec. Nts., 4/21/22[2]		350,000	330,830
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[2,3]		120,000	113,465
			2,496,267

Real Estate Management & Development—0.4%
O1 Properties Finance plc, 8.25% Sr. Unsec. Nts., 9/27/21[2]		305,000	291,674

13 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Industrials—1.2%
Building Products—0.7%
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[2]		$470,000	$438,275

Construction & Engineering—0.5%
Ihs Netherlands Holdco BV, 9.50% Sr. Unsec. Nts., 10/27/21[2]		350,000	353,948

Materials—3.2%
Construction Materials—0.6%
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[2]		410,000	417,585

Metals & Mining—2.2%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24		225,000	220,338
AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22		200,000	197,938
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[2]		180,000	187,159
Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[2]		245,000	254,357
Polyus Gold International Ltd., 4.699% Sr. Unsec. Nts., 3/28/22[2]		390,000	383,662
Vale Overseas Ltd., 6.25% Sr. Unsec. Nts., 8/10/26		230,000	240,063
			1,483,517

Paper & Forest Products—0.4%
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]		265,000	254,731

Telecommunication Services—4.5%
Wireless Telecommunication Services—4.5%
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	16,000,000	723,173
7.125% Sr. Unsec. Nts., 12/9/24	MXN	24,000,000	1,088,491
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[2]		260,000	193,700
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[2]		490,000	478,975
VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[2]	RUB	35,500,000	546,686
			3,031,025

Utilities—2.0%
Electric Utilities—1.3%
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[2]	COP	214,000,000	68,745
Eskom Holdings SOC Ltd., 10% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	796,843
			865,588

Independent Power and Renewable Electricity Producers—0.7%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[2]		300,000	309,810
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[2]		175,000	170,495
			480,305
Total Corporate Bonds and Notes (Cost $18,007,039)			15,929,104

14 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value
Short-Term Notes—2.0%
Letras del Banco Central de la Republica Argentina, 29.109%, 1/18/17[4]	ARS	10,000,000	$610,052
United States Treasury Bills, 0.401%, 3/16/17[4,5]		750,000	748,926
Total Short-Term Notes (Cost $1,427,570)			1,358,978

		Shares
Investment Company—0.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.29%[6,7]
(Cost $587,479)		587,479	587,479
Total Investments, at Value (Cost $72,427,958)		97.9%	65,751,710
Net Other Assets (Liabilities)		2.1	1,442,618
Net Assets		100.0%	$67,194,328

Footnotes to Statement of Investments

1. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,586,303 or 18.73% of the Fund’s net assets at period end.

3. Represents the current interest rate for a variable or increasing rate security.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $748,926. See Note 6 of the accompanying Notes.

6. Rate shown is the 7-day yield at period end.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2016	Gross Additions	Gross Reductions	Shares November 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	955,161	33,324,640	33,692,322	587,479

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$587,479	$2,777

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Brazil	$17,172,437	26.1%
Russia	8,130,251	12.4
Indonesia	7,078,550	10.8
South Africa	6,488,236	9.9
Mexico	6,452,502	9.8

15 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Colombia	$3,637,123	5.5%
Peru	3,592,065	5.5
Poland	2,483,650	3.8
Turkey	2,222,281	3.4
Argentina	2,087,347	3.2
Hungary	1,379,541	2.1
United States	1,336,405	2.0
Chile	888,619	1.3
Romania	858,119	1.3
Barbados	469,700	0.7
Nigeria	353,948	0.5
Dominican Republic	309,810	0.5
Israel	304,588	0.5
India	220,338	0.3
Jamaica	193,700	0.3
Kazakhstan	92,500	0.1
Total	$65,751,710	100.0%

Forward Currency Exchange Contracts as of November 30, 2016
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	12/2016	INR	24,400	USD	356	$ 401	$ —
BAC	12/2016	MYR	4,635	USD	1,184	—	147,013
BAC	01/2017	USD	427	BRL	1,470	—	3,004
BAC	12/2016	USD	355	INR	24,400	—	1,561
BAC	12/2016	USD	1,010	MYR	4,080	96,484	—
BOA	12/2016	INR	257,350	USD	3,838	—	78,730
BOA	12/2016	MYR	5,470	USD	1,341	—	116,213
BOA	12/2016	THB	170,000	USD	4,786	7,699	29,324
BOA	12/2016	USD	520	HUF	143,040	34,783	—
BOA	12/2016	USD	1,579	IDR	20,979,000	34,840	—
BOA	12/2016	USD	3,756	INR	257,350	—	4,227
BOA	12/2016	USD	1,530	MYR	6,175	148,054	—
CITNA-B	12/2016	INR	18,000	USD	263	296	—
CITNA-B	01/2017	RON	2,660	USD	629	—	2,705
CITNA-B	02/2017	USD	494	BRL	1,710	—	2,447
CITNA-B	01/2017	USD	434	CLP	283,000	16,797	—
CITNA-B	02/2017	USD	261	IDR	3,653,000	—	3,800
CITNA-B	12/2016	USD	261	INR	18,000	—	1,684
CITNA-B	03/2017	USD	259	PLN	1,090	107	—
CITNA-B	01/2017	USD	503	RUB	32,900	—	3,762
CITNA-B	12/2016	USD	252	THB	9,000	—	152
CITNA-B	01/2017	USD	1,025	TRY	3,500	17,369	—
CITNA-B	03/2017	ZAR	24,370	USD	1,662	34,201	—
DEU	12/2016	HUF	590,000	USD	2,038	—	38,596
DEU	01/2017	USD	1,199	TRY	3,980	52,673	—
DEU	03/2017	USD	1,262	ZAR	18,635	—	35,313
GSCO-OT	01/2017	BRL	5,060	USD	1,462	18,959	—
GSCO-OT	12/2016	IDR	4,984,000	USD	368	—	951

16 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	01/2017	USD	2,954	BRL	10,040	$ 15,268	$ —
GSCO-OT	12/2016	USD	800	MYR	3,529	10,135	—
GSCO-OT	12/2016	USD	800	THB	28,352	5,448	—
GSCO-OT	03/2017	USD	1,142	ZAR	16,710	—	21,184
HSBC	03/2017	PLN	12,783	USD	3,296	—	258,293
HSBC	12/2016	THB	4,000	USD	115	—	2,427
HSBC	02/2017	USD	487	MXN	10,300	—	9,232
HSBC	03/2017	USD	1,773	PEN	6,060	20,335	—
HSBC	03/2017	USD	1,262	ZAR	18,635	—	34,901
JPM	01/2017	COP	4,440,000	USD	1,478	—	44,083
JPM	12/2016 - 02/2017	INR	396,500	USD	5,762	8,018	—
JPM	02/2017	MXN	12,356	USD	586	9,096	—
JPM	12/2016	MYR	19,135	USD	4,655	—	372,151
JPM	12/2016	PHP	3,000	USD	62	—	2,045
JPM	01/2017	RUB	150,400	USD	2,320	15,089	18,594
JPM	12/2016	USD	493	HUF	142,200	11,209	—
JPM	12/2016	USD	3,134	INR	214,950	2,962	8,923
JPM	02/2017	USD	529	MXN	10,800	9,321	—
JPM	12/2016	USD	1,224	MYR	5,110	80,279	—
JPM	03/2017	USD	495	PEN	1,720	—	2,029
JPM	12/2016	USD	492	PHP	24,400	3,562	—
JPM	01/2017	USD	361	RON	1,515	3,902	—
JPM	01/2017	USD	4,265	RUB	282,900	—	92,924
RBS	12/2016	PHP	17,000	USD	352	—	11,500
TDB	12/2016	PHP	13,000	USD	272	—	12,271
TDB	01/2017 - 02/2017	USD	3,414	BRL	12,977	—	364,182
Total Unrealized Appreciation and Depreciation						$ 657,287	$ 1,724,221

Over-the-Counter Options Written at November 30, 2016
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
MYR Currency Put	JPM	MYR	4.175	12/8/16	MYR	(5,469,250)	$ 16,563	$ (85,441)
TRY Currency Put	CITNA-B	TRY	3.033	12/28/16	TRY	(15,165,000)	101,298	(610,603)
Total of Over-the-Counter Options Written							$ 117,861	$ (696,044)

Over-the-Counter Credit Default Swaps at November 30, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Republic of Turkey	BNP	Buy	1.000%	6/20/21	USD	900	$ (65,148)	$ 60,705

Centrally Cleared Interest Rate Swaps at November 30, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value
		Three-Month PLN
DEU	Pay	WIBOR WIBO	1.940%	5/13/17	PLN 38,000	$ 100,318

17 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
t-DEU	Pay	BZDI	11.720%	1/2/19	BRL	10,475	$1,994
Total of Centrally Cleared Interest Rate Swaps							$102,312

Over-the-Counter Interest Rate Swaps at November 30, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
CITNA-B	Pay	Three-Month COP IBR OIS Compound	6.660%	6/9/18	COP	8,000,000	$13,220
JPM	Pay	Three-Month MYR KLIBOR BNM	3.360	8/30/21	MYR	17,500	(78,716)
JPM	Receive	BZDI	11.645	1/4/21	BRL	5,800	(17,690)
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP	1,037,500	14,364
JPM	Pay	Three-Month COP IBR OIS	6.090	10/29/24	COP	1,030,000	(9,524)
JPM	Pay	Three-Month MYR KLIBOR BNM	3.660	2/2/18	MYR	10,800	1,681
MOS	Pay	Three-Month COP IBR OIS Compound	6.090	10/29/24	COP	1,060,000	(9,801)
t-DEU	Pay	BZDI	11.300	1/2/19	BRL	40,000	(111,060)
Total of Over-the-Counter Interest Rate Swaps							$(197,526)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
t-DEU	Deutsche Bank Securities, Inc.

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah

18 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
INR	Indian Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
OIS	Overnight Index Swap
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Financial Statements.

19 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $71,840,479)	$65,164,231
Affiliated companies (cost $587,479)	587,479

65,751,710
Cash	506,927
Cash used for collateral on OTC derivatives	1,311,000
Cash used for collateral on centrally cleared swaps	175,567
Unrealized appreciation on forward currency exchange contracts	657,287
Swaps, at value (premiums paid $65,148)	89,970
Centrally cleared swaps, at value	102,312
Receivables and other assets:
Interest and dividends	1,417,684
Investments sold	371,125
Shares of beneficial interest sold	130,313
Other	14,507

Total assets	70,528,402

Liabilities
Unrealized depreciation on forward currency exchange contracts	1,724,221
Options written, at value (premiums received $117,861)	696,044
Swaps, at value	226,791
Payables and other liabilities:
Shares of beneficial interest redeemed	275,630
Investments purchased	239,128
Dividends	103,304
Distribution and service plan fees	13,023
Trustees’ compensation	7,480
Other	48,453

Total liabilities	3,334,074

Net Assets	$67,194,328

Composition of Net Assets
Par value of shares of beneficial interest	$9,833
Additional paid-in capital	90,057,095
Accumulated net investment loss	(5,260,153)
Accumulated net realized loss on investments and foreign currency transactions	(9,140,472)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(8,471,975)

Net Assets	$67,194,328

20 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $40,921,289 and 5,988,517 shares of beneficial interest outstanding)	$6.83
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.17

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,239,396 and 1,351,560 shares of beneficial interest outstanding)	$6.84

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,077,198 and 743,675 shares of beneficial interest outstanding)	$6.83

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,266,460 and 185,374 shares of beneficial interest outstanding)	$6.83

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,689,985 and 1,563,732 shares of beneficial interest outstanding)	$6.84

See accompanying Notes to Financial Statements.

21 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF OPERATIONS For the Six Months Ended November 30, 2016

Investment Income
Interest (net of foreign withholding taxes of $51,641)	$2,623,062
Dividends:
Unaffiliated companies	6,296
Affiliated companies	2,777

Total investment income	2,632,135

Expenses
Management fees	280,683
Distribution and service plan fees:
Class A	55,242
Class C	46,840
Class R	3,250
Transfer and shareholder servicing agent fees:
Class A	59,168
Class C	10,336
Class I	526
Class R	1,509
Class Y	7,466
Shareholder communications:
Class A	3,709
Class C	1,046
Class I	11
Class R	217
Class Y	445
Custodian fees and expenses	36,324
Legal, auditing and other professional fees	29,844
Trustees’ compensation	4,992
Borrowing fees	594
Other	5,567

Total expenses	547,769
Less reduction to custodian expenses	(124)
Less waivers and reimbursements of expenses	(59,486)

Net expenses	488,159

Net Investment Income	2,143,976

22 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains tax of $102,481)	$493,359
Closing and expiration of option contracts written	59,700
Foreign currency transactions	(2,005,730)
Swap contracts	(83,315)

Net realized loss	(1,535,986)
Net change in unrealized appreciation/depreciation on:
Investments	(346,980)
Translation of assets and liabilities denominated in foreign currencies	(276,866)
Option contracts written	(551,333)
Swap contracts	(48,853)

Net change in unrealized appreciation/depreciation	(1,224,032)

Net Decrease in Net Assets Resulting from Operations	$(616,042)

See accompanying Notes to Financial Statements.

23 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016
Operations
Net investment income	$2,143,976	$3,358,008
Net realized loss	(1,535,986)	(3,506,158)
Net change in unrealized appreciation/depreciation	(1,224,032)	(1,609,151)

Net decrease in net assets resulting from operations	(616,042)	(1,757,301)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:[1]
Class A	(3,041,097)	—
Class C	(497,980)	—
Class I	(205,377)	—
Class R	(76,985)	—
Class Y	(385,848)	—

	(4,207,287)	—

Tax return of capital distribution:
Class A	—	(2,304,394)
Class C	—	(537,383)
Class I	—	(167,666)
Class R	—	(84,658)
Class Y	—	(243,033)

	—	(3,337,134)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(3,395,083)	18,525,662
Class C	1,611,946	(1,244,803)
Class I	3,137,870	176,123
Class R	(222,045)	305,204
Class Y	7,875,039	(345,351)

	9,007,727	17,416,835

Net Assets
Total increase	4,184,398	12,322,400
Beginning of period	63,009,930	50,687,530

End of period (including accumulated net investment loss of $5,260,153 and $3,196,842, respectively)	$67,194,328	$63,009,930

1. All or a portion of the distribution may be classified as a tax return of capital that will be assessed at the Fund’s fiscal year end.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.17	$7.80	$9.27	$10.35	$9.73	$10.73

Income (loss) from investment operations:
Net investment income[2]	0.21	0.53	0.39	0.48	0.53	0.56
Net realized and unrealized gain (loss)	(0.13)	(0.65)	(1.43)	(0.93)	0.62	(0.94)

Total from investment operations	0.08	(0.12)	(1.04)	(0.45)	1.15	(0.38)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)[3]	0.00	(0.42)	(0.13)	(0.53)	(0.41)
Distributions from net realized gain	0.00	0.00	0.00	(0.15)	0.00	0.00
Tax return of capital distribution	0.00	(0.51)	(0.01)	(0.35)	0.00	(0.21)

Total dividends and/or distributions to shareholders	(0.42)	(0.51)	(0.43)	(0.63)	(0.53)	(0.62)

Net asset value, end of period	$6.83	$7.17	$7.80	$9.27	$10.35	$9.73

Total Return, at Net Asset Value[4]	0.88%	(1.29)%	(11.49)%	(4.20)%	11.84%	(3.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,921	$47,515	$32,520	$45,660	$64,789	$51,319

Average net assets (in thousands)	$53,527	$31,493	$38,815	$50,865	$62,849	$48,137

Ratios to average net assets:[5]
Net investment income	5.81%	7.37%	4.51%	5.08%	4.96%	5.49%
Expenses excluding specific expenses listed below	1.40%	1.51%	1.46%	1.41%	1.30%	1.26%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.40%	1.51%	1.46%	1.41%	1.30%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.23%

Portfolio turnover rate	62%	108%	107%	251%	130%	93%

25 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. All or a portion of the distribution may be classified as a tax return of capital that will be assessed at the Fund’s fiscal year end.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	1.40%
Year Ended May 31, 2016	1.51%
Year Ended May 29, 2015	1.47%
Year Ended May 30, 2014	1.41%
Year Ended May 31, 2013	1.30%
Year Ended May 31, 2012	1.26%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class C	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.17	$7.80	$9.27	$10.35	$9.73	$10.73

Income (loss) from investment operations:
Net investment income[2]	0.19	0.46	0.32	0.41	0.44	0.48
Net realized and unrealized gain (loss)	(0.12)	(0.63)	(1.42)	(0.94)	0.63	(0.94)

Total from investment operations	0.07	(0.17)	(1.10)	(0.53)	1.07	(0.46)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)[3]	0.00	(0.36)	(0.11)	(0.45)	(0.36)
Distributions from net realized gain	0.00	0.00	0.00	(0.15)	0.00	0.00
Tax return of capital distribution	0.00	(0.46)	(0.01)	(0.29)	0.00	(0.18)

Total dividends and/or distributions to shareholders	(0.40)	(0.46)	(0.37)	(0.55)	(0.45)	(0.54)

Net asset value, end of period	$6.84	$7.17	$7.80	$9.27	$10.35	$9.73

Total Return, at Net Asset Value[4]	0.65%	(2.03)%	(12.15)%	(4.92)%	11.00%	(4.40)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,239	$8,183	$10,267	$15,128	$26,066	$12,070

Average net assets (in thousands)	$9,373	$8,468	$12,919	$18,262	$19,486	$9,819

Ratios to average net assets:[5]
Net investment income	5.07%	6.38%	3.74%	4.32%	4.16%	4.73%
Expenses excluding specific expenses listed below	2.20%	2.38%	2.31%	2.29%	2.26%	2.36%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.20%	2.38%	2.31%	2.29%	2.26%	2.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Portfolio turnover rate	62%	108%	107%	251%	130%	93%

27 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. All or a portion of the distribution may be classified as a tax return of capital that will be assessed at the Fund’s fiscal year end.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	2.20%
Year Ended May 31, 2016	2.38%
Year Ended May 29, 2015	2.32%
Year Ended May 30, 2014	2.29%
Year Ended May 31, 2013	2.26%
Year Ended May 31, 2012	2.36%

See accompanying Notes to Financial Statements.

28 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class I	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Period Ended May 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$7.16	$7.79	$9.26	$10.34	$10.53

Income (loss) from investment operations:
Net investment income[3]	0.22	0.54	0.32	0.52	0.37
Net realized and unrealized loss	(0.11)	(0.63)	(1.32)	(0.94)	(0.19)

Total from investment operations	0.11	(0.09)	(1.00)	(0.42)	0.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)[4]	0.00	(0.46)	(0.14)	(0.37)
Distributions from net realized gain	0.00	0.00	0.00	(0.15)	0.00
Tax return of capital distribution	0.00	(0.54)	(0.01)	(0.37)	0.00

Total dividends and/or distributions to shareholders	(0.44)	(0.54)	(0.47)	(0.66)	(0.37)

Net asset value, end of period	$6.83	$7.16	$7.79	$9.26	$10.34

Total Return, at Net Asset Value[5]	1.23%	(0.91)%	(11.15)%	(3.83)%	1.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,077	$2,325	$2,339	$34	$10

Average net assets (in thousands)	$3,540	$2,226	$1,212	$19	$10

Ratios to average net assets:[6]
Net investment income	6.04%	7.57%	4.02%	5.63%	5.20%
Expenses excluding specific expenses listed below	1.00%	1.11%	1.08%	1.02%	0.95%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	1.00%	1.11%	1.08%	1.02%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.85%	0.84%	0.85%	0.85%

Portfolio turnover rate	62%	108%	107%	251%	130%

29 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from September 28, 2012 (inception of offering) to May 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. All or a portion of the distribution may be classified as a tax return of capital that will be assessed at the Fund’s fiscal year end.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	1.00%
Year Ended May 31, 2016	1.11%
Year Ended May 29, 2015	1.09%
Year Ended May 30, 2014	1.02%
Period Ended May 31, 2013	0.95%

See accompanying Notes to Financial Statements.

30 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class R	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.17	$7.80	$9.27	$10.35	$9.73	$10.73

Income (loss) from investment operations:
Net investment income[2]	0.21	0.51	0.36	0.46	0.50	0.53
Net realized and unrealized gain (loss)	(0.14)	(0.65)	(1.42)	(0.94)	0.62	(0.94)

Total from investment operations	0.07	(0.14)	(1.06)	(0.48)	1.12	(0.41)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)[3]	0.00	(0.40)	(0.12)	(0.50)	(0.39)
Distributions from net realized gain	0.00	0.00	0.00	(0.15)	0.00	0.00
Tax return of capital distribution	0.00	(0.49)	(0.01)	(0.33)	0.00	(0.20)

Total dividends and/or distributions to shareholders	(0.41)	(0.49)	(0.41)	(0.60)	(0.50)	(0.59)

Net asset value, end of period	$6.83	$7.17	$7.80	$9.27	$10.35	$9.73

Total Return, at Net Asset Value[4]	0.75%	(1.54)%	(11.71)%	(4.45)%	11.57%	(3.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,267	$1,550	$1,377	$1,957	$3,014	$1,452

Average net assets (in thousands)	$1,366	$1,214	$1,658	$2,189	$2,210	$1,154

Ratios to average net assets:[5]
Net investment income	5.71%	7.01%	4.22%	4.82%	4.69%	5.23%
Expenses excluding specific expenses listed below	1.69%	1.87%	1.80%	1.79%	1.72%	1.69%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.69%	1.87%	1.80%	1.79%	1.72%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Portfolio turnover rate	62%	108%	107%	251%	130%	93%

31 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. All or a portion of the distribution may be classified as a tax return of capital that will be assessed at the Fund’s fiscal year end.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	1.69%
Year Ended May 31, 2016	1.87%
Year Ended May 29, 2015	1.81%
Year Ended May 30, 2014	1.79%
Year Ended May 31, 2013	1.72%
Year Ended May 31, 2012	1.69%

See accompanying Notes to Financial Statements.

32 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class Y	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.17	$7.79	$9.26	$10.34	$9.73	$10.73

Income (loss) from investment operations:
Net investment income[2]	0.21	0.54	0.43	0.51	0.55	0.59
Net realized and unrealized gain (loss)	(0.11)	(0.63)	(1.44)	(0.94)	0.62	(0.94)

Total from investment operations	0.10	(0.09)	(1.01)	(0.43)	1.17	(0.35)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)[3]	0.00	(0.45)	(0.13)	(0.56)	(0.43)
Distributions from net realized gain	0.00	0.00	0.00	(0.15)	0.00	0.00
Tax return of capital distribution	0.00	(0.53)	(0.01)	(0.37)	0.00	(0.22)

Total dividends and/or distributions to shareholders	(0.43)	(0.53)	(0.46)	(0.65)	(0.56)	(0.65)

Net asset value, end of period	$6.84	$7.17	$7.79	$9.26	$10.34	$9.73

Total Return, at Net Asset Value[4]	1.18%	(0.87)%	(11.24)%	(3.91)%	12.07%	(3.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,690	$3,437	$4,185	$10,558	$15,518	$7,502

Average net assets (in thousands)	$6,863	$3,265	$7,931	$10,338	$11,863	$5,855

Ratios to average net assets:[5]
Net investment income	5.82%	7.48%	4.93%	5.43%	5.20%	5.74%
Expenses excluding specific expenses listed below	1.19%	1.35%	1.27%	1.22%	1.17%	1.23%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.19%	1.35%	1.27%	1.22%	1.17%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%

Portfolio turnover rate	62%	108%	107%	251%	130%	93%

33 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. All or a portion of the distribution may be classified as a tax return of capital that will be assessed at the Fund’s fiscal year end.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	1.19%
Year Ended May 31, 2016	1.35%
Year Ended May 29, 2015	1.28%
Year Ended May 30, 2014	1.22%
Year Ended May 31, 2013	1.17%
Year Ended May 31, 2012	1.23%

See accompanying Notes to Financial Statements.

34 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS November 30, 2016 Unaudited

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”), is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding

35 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

36 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended May 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of $3,352,997. Details of the fiscal year ended May 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$7,482,886

At period end, it is estimated that the capital loss carryforwards would be $9,018,872, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax

37 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$72,501,238
Federal tax cost of other investments	(52,713)

Total federal tax cost	$72,448,525

Gross unrealized appreciation	$2,150,713
Gross unrealized depreciation	(10,695,968)

Net unrealized depreciation	$(8,545,255)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued

38 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair

39 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

40 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$47,876,149	$—	$47,876,149
Corporate Bonds and Notes	—	15,929,104	—	15,929,104
Short-Term Notes	—	1,358,978	—	1,358,978
Investment Company	587,479	—	—	587,479

Total Investments, at Value	587,479	65,164,231	—	65,751,710
Other Financial Instruments:
Swaps, at value	—	89,970	—	89,970
Centrally cleared swaps, at value	—	102,312	—	102,312
Forward currency exchange contracts	—	657,287	—	657,287

Total Assets	$587,479	$66,013,800	$—	$66,601,279

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(226,791)	$—	$(226,791)
Options written, at value	—	(696,044)	—	(696,044)
Forward currency exchange contracts	—	(1,724,221)	—	(1,724,221)

Total Liabilities	$—	$(2,647,056)	$—	$(2,647,056)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other

41 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest at period end.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to

42 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

4. Investments and Risks (Continued)

certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities,

43 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

44 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $32,439,475 and $28,454,468, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether

45 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $5,648 and $195,711 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of May 31, 2016	17,320,000	$120,323
Options written	49,304,250	239,375
Options closed or expired	(7,220,000)	(59,700)
Options exercised	(38,770,000)	(182,137)

Options outstanding as of November 30, 2016	20,634,250	$117,861

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying

46 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $1,051,429 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically,

47 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $4,190,325 and $31,135,180 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than

48 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

49 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$225,376	$(225,376)	$–	$–	$–
Barclays Bank plc	96,885	(96,885)	–	–	–
BNP Paribas	60,705	–	–	–	60,705
Citibank NA	81,990	(81,990)	–	–	–
Deutsche Bank AG	52,673	(52,673)	–	–	–
Goldman Sachs Bank USA	49,810	(22,135)	–	–	27,675
HSBC Bank USA NA	20,335	(20,335)	–	–	–
JPMorgan Chase Bank NA	159,483	(159,483)	–	–	–

	$747,257	$(658,877)	$–	$–	$88,380

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(228,494)	$225,376	$–	$3,118	$–
Barclays Bank plc	(151,578)	96,885	–	54,693	–
Citibank NA	(625,153)	81,990	486,303	43,000	(13,860)
Deutsche Bank AG	(73,909)	52,673	–	–	(21,236)
Deutsche Bank Securities, Inc.	(111,060)	–	–	–	(111,060)
Goldman Sachs Bank USA	(22,135)	22,135	–	–	–
HSBC Bank USA NA	(304,853)	20,335	–	270,000	(14,518)
JPMorgan Chase Bank NA	(732,120)	159,483	262,623	310,014	–
Morgan Stanley & Co., Inc.	(9,801)	–	–	9,801	–
Royal Bank of Scotland plc (The)	(11,500)	–	–	–	(11,500)

50 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities (Continued)
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Toronto Dominion
Bank	$(376,453)	$–	$–	$376,453	$–

	$(2,647,056)	$658,877	$748,926	$1,067,079	$(172,174)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$60,705

Interest rate contracts	Swaps, at value	29,265	Swaps, at value	$226,791

Interest rate contracts	Centrally cleared swaps, at value	102,312
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	657,287	Unrealized depreciation on forward currency exchange contracts	1,724,221
Forward currency exchange contracts			Options written, at value	696,044

Total		$849,569		$2,647,056

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of option contracts written	Foreign currency transactions	Swap contracts	Total

Credit contracts	$–	$–	$–	$(8,911)	$(8,911)
Forward currency exchange contracts	95,621	59,700	(340,112)	–	(184,791)
Interest rate contracts	–	–	–	(74,404)	(74,404)

Total	$95,621	$59,700	$(340,112)	$(83,315)	$(268,106)

51 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

*Includes purchased option contracts and purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Option contracts written	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$—	$(4,443)	$(4,443)
Forward currency exchange contracts	(551,333)	(657,186)	—	(1,208,519)
Interest rate contracts	—	—	(44,410)	(44,410)

Total	$(551,333)	$(657,186)	$(48,853)	$(1,257,372)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	2,186,943	$16,269,045	3,308,183	$24,686,032
Dividends and/or distributions reinvested	330,446	2,424,240	223,794	1,607,486
Redeemed	(3,158,489)	(22,088,368)	(1,073,133)	(7,767,856)

Net increase (decrease)	(641,100)	$(3,395,083)	2,458,844	$18,525,662

Class C
Sold	389,743	$2,893,896	263,656	$1,927,450
Dividends and/or distributions reinvested	63,118	462,755	69,931	502,122
Redeemed	(242,584)	(1,744,705)	(508,478)	(3,674,375)

Net increase (decrease)	210,277	$1,611,946	(174,891)	$(1,244,803)

Class I
Sold	405,650	$3,042,302	3,933	$27,497
Dividends and/or distributions reinvested	28,181	204,961	23,324	167,152
Redeemed	(14,836)	(109,393)	(2,652)	(18,526)

Net increase	418,995	$3,137,870	24,605	$176,123

52 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount

Class R
Sold	27,601	$202,174	76,535	$568,638
Dividends and/or distributions reinvested	9,939	72,884	11,621	83,382
Redeemed	(68,425)	(497,103)	(48,393)	(346,816)

Net increase (decrease)	(30,885)	$(222,045)	39,763	$305,204

Class Y
Sold	1,566,363	$11,291,087	782,719	$5,670,688
Dividends and/or distributions reinvested	45,520	331,164	29,961	215,013
Redeemed	(527,722)	(3,747,212)	(870,051)	(6,231,052)

Net increase (decrease)	1,084,161	$7,875,039	(57,371)	$(345,351)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$51,178,739	$40,973,754

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.75%
Next $500 million	0.70
Next $4 billion	0.65
Over $5 billion	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on

53 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes,

54 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

9. Fees and Other Transactions with Affiliates (Continued)

maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
November 30, 2016	$38,850	$—	$361	$—

Waivers and Reimbursements of Expenses. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings will not exceed 1.25% of average annual net assets for Class A shares, 2.00% for Class C shares, 0.85% for Class I, 1.50% for Class R shares and 0.95% for Class Y shares. During the reporting period, the Manager reimbursed the Fund $37,428, $9,064, $2,587, $1,221 and $8,330 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $856 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the

55 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Borrowings and Other Financing (Continued)

Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

12. Restatement

Subsequent to the issuance of the financial statements for its semiannual period ended November 30, 2016, the Fund’s Manager identified that the Fund’s amortization of discount on certain of its fixed income securities was inaccurate resulting in an overstatement of income and corresponding understatement of realized gain/loss and/or unrealized appreciation/depreciation on investments. Accordingly, the Fund has restated its November 30, 2016 Statement of Investments and Statement of Assets and Liabilities as well as its Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the six months ended November 30, 2016. The restatement has no effect on the Fund’s previously reported net assets, net asset values per share or total return.

Statement of Assets and Liabilities as of November 30, 2016
	Previously Reported	Restated

Statement of Investments
Total Foreign Government Obligations	(Cost $53,017,485)	(Cost $52,405,870)
Total Investments, at Value	(Cost $73,039,573)	(Cost $72,427,958)

56 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

12. Restatement (Continued)

Composition of Net Assets
Accumulated Net Investment Loss	$(3,187,565)	$(5,260,153)
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	$(10,601,445)	$(9,140,472)
Net Unrealized Depreciation on Investments and Translation of Assets and Liabilities Denominated in Foreign Currencies	$(9,083,590)	$(8,471,975)

Statement of Operations for the Six Months Ended November 30, 2016
	Previously Reported	Restated

Investment Income
Interest	$4,695,650	$2,623,062
Total Investment Income	$4,704,723	$2,632,135
Net Investment Income	$4,216,564	$2,143,976
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment from Unaffiliated Companies	$(967,614)	$493,359
Net Realized Loss	$(2,996,959)	$(1,535,986)
Net change in unrealized appreciation/depreciation on:
Investments	$(958,595)	$(346,980)
Net change in unrealized appreciation/depreciation	$(1,835,647)	$(1,224,032)

Statement of Changes in Net Assets for the Six Months Ended November 30, 2016
	Previously Reported	Restated

Operations
Net Investment Income	$4,216,564	$2,143,976
Net Realized Loss	$(2,996,959)	$(1,535,986)
Net Change in Unrealized Appreciation/Depreciation	$(1,835,647)	$(1,224,032)

Financial Highlights for the Six Months Ended November 30, 2016
	Previously Reported	Restated

Class A
Per Share Operating Data:
Income (Loss) from Investment Operations
Net Investment Income per Share	$0.42	$0.21
Net Realized and Unrealized
Gain (Loss) per Share	$(0.34)	$(0.13)
Ratios/Supplemental Data:
Ratios to Average Net Assets
Net Investment Income Ratio	11.35%	5.81%

57 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

12. Restatement (Continued)

Class C
Per Share Operating Data:
Income (Loss) from Investment Operations
Net Investment Income per Share	$0.39	$0.19
Net Realized and Unrealized
Gain (Loss) per Share	$(0.32)	$(0.12)

Ratios/Supplemental Data:
Ratios to Average Net Assets
Net Investment Income Ratio	10.61%	5.07%

Class I
Per Share Operating Data:
Income (Loss) from Investment Operations
Net Investment Income per Share	$0.42	$0.22
Net Realized and Unrealized
Gain (Loss) per Share	$(0.31)	$(0.11)

Ratios/Supplemental Data:
Ratios to Average Net Assets
Net Investment Income Ratio	11.58%	6.04%

Class R
Per Share Operating Data:
Income (Loss) from Investment Operations
Net Investment Income per Share	$0.42	$0.21
Net Realized and Unrealized
Gain (Loss) per Share	$(0.35)	$(0.14)

Ratios/Supplemental Data:
Ratios to Average Net Assets
Net Investment Income Ratio	11.25%	5.71%

Class Y
Per Share Operating Data:
Income (Loss) from Investment Operations
Net Investment Income per Share	$0.42	$0.21
Net Realized and Unrealized
Gain (Loss) per Share	$(0.32)	$(0.11)

Ratios/Supplemental Data:
Ratios to Average Net Assets
Net Investment Income Ratio	11.35%	5.82%

58 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

59 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Hemant Baijal and Wim Vandenhoeck, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund and the Managers, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail emerging markets bond funds. The Board noted that the Fund underperformed its category median for the one-, three- and five-year periods. The Board considered that the Fund’s underperformance versus its category median during these periods was mostly due to the fact that, unlike other competitors in its category, the Fund has a blended approach that incorporates emerging market hard currency debt, emerging market local currency debt and emerging market corporate debt. The Board also considered that on April 29, 2016, the independent consultant launched a new category for emerging markets – the emerging markets local currency bond category – which the Adviser believes is a better peer group for the Fund. The Board noted the Adviser’s assertion that the Fund qualifies for the new category and will be measured against this category in the future. The Board also took into consideration the Adviser’s assertion that value has been restored in emerging market local currency debt and that the Adviser continues to see positive underlying fundamentals in emerging market local currency debt, which it believes have potential to drive long-term outperformance of the asset class. The Board further considered recent changes to the Fund, including that Hemant Baijal was appointed as the Fund’s portfolio manager effective March 31, 2015 and that the Fund’s performance has improved since this portfolio management change, including that the Fund outperformed its category for the one-year period ended March 31, 2016.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant

60 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

provided comparative data in regard to the fees and expenses of the Fund and other retail emerging markets bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and its category median, and that the Fund’s total expenses, net of waivers, were equal to its peer group median and only four basis points higher than its category median. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.25% for Class A shares; 2.00% for Class C shares; 1.50% for Class R shares; 0.95% for Class Y shares; and 0.85% for Class I shares. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

61 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

62 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

DISTRIBUTION SOURCES Unaudited

The table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

PLEASE NOTE: The sources for Oppenheimer Emerging Markets Local Bond Fund distributions have been restated due to a correction in the accounting treatment of certain bonds in the Fund. The restated distribution source information for the Fund is included in the table below.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Emerging Markets Local Debt Fund	5/31/16	51.4%	48.6%	0.0%
Oppenheimer Emerging Markets Local Debt Fund	6/30/16	48.2%	0.0%	51.8%
Oppenheimer Emerging Markets Local Debt Fund	7/29/16	49.9%	0.0%	50.1%
Oppenheimer Emerging Markets Local Debt Fund	8/31/16	53.2%	0.0%	46.8%
Oppenheimer Emerging Markets Local Debt Fund	9/30/16	42.7%	53.1%	4.2%
Oppenheimer Emerging Markets Local Debt Fund	10/31/16	63.6%	36.4%	0.0%
Oppenheimer Emerging Markets Local Debt Fund	11/30/16	59.6%	0.0%	40.4%
Oppenheimer Emerging Markets Local Debt Fund	12/30/16	58.5%	0.0%	41.5%
Oppenheimer Emerging Markets Local Debt Fund	1/31/17	83.6%	0.0%	16.4%

63 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Trustees and Officers

Robert J. Malone, Chairman of the Board of Trustees and Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Hemant Baijal, Vice President

Wim Vandenhoeck, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

64 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct,SM our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

65 OPPENHEIMER EMERGING MARKET LOCAL DEBT FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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71 OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800. CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1360.001.0517 January 24, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of May 15, 2017, which is a date within 90 days of the filing date of this amended report on Form N-CSR/A, that, as of said date, the design and operation of such controls and procedures are effective to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

Subsequent to the issuance of the registrant’s financial statements for its semiannual period ended November 30, 2016, and prior to the evaluation of its internal controls in connection with the certifications in this report, the registrant’s management identified that the registrant’s amortization of discount on certain of its Brazilian government debt securities was inaccurate, and this resulted in an overstatement of income and an offsetting understatement of unrealized appreciation/depreciation, and/or realized gain/loss on investments. The error had no effect on the Fund’s previously reported net assets, net asset values per share or total return.

Management of the registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The registrant’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the registrant’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate over time. A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A deficiency in design exists when (a) a control necessary to meet the control objective is missing or (b) an existing control is not properly designed so that, even if the control operates as designed, the control objective would not be met. A deficiency in operation exists when a properly designed control does not operate as designed, or when the person performing the control does not possess the necessary authority or competence to perform the control effectively. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis.

The registrant’s management has determined that the registrant’s controls related to the security master set-up of certain Brazilian government debt securities were insufficient to prevent or allow for the timely detection of a material misstatement of the registrant’s financial statements and that this control deficiency represented a material weakness in internal control over financial reporting. The resulting incorrect recognition of discount amortization income had an immaterial impact to the registrant’s May 31, 2016 annual financial statements, but requires a restatement of the registrant’s financial statements for its semiannual period ended November 30, 2016. The registrant’s independent public accountants agree that the control deficiency represented a material weakness in internal control over financial reporting as of May 31, 2016.

Subsequent to November 30, 2016, and prior to both the registrant’s restatement of its financial statements for the semiannual period ended November 30, 2016 and the evaluation by the registrant’s officers of the design and operation of the registrant’s disclosure controls and procedures as of May 15, 2017, the operation of the registrant’s disclosure controls and procedures was modified by enhancing the surrounding controls associated with the security master set-up process for Brazilian government debt securities, including its review and analysis of income recognized by the registrant.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/22/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/22/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/22/2017